SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                        --------------------------------


                                    Form 8-K

                                 Current Report
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 1997

                     INTERDIGITAL COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




          PENNSYLVANIA                  1-11152              23-1882087
 (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
  Incorporation or Organization)      file number)        Identification
                                                              Number)

           781 Third Avenue, King of Prussia, Pennsylvania 19406-1409
                    (Address of principal executive offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

Statement Pursuant to The Private Securities Litigation Reform Act of 1995

From time to time information about the Company is disseminated by, or on behalf of, the Company which contains various statements which are forward-looking statements. Such forward-looking statements are made pursuant to the "safe harbor" provisions of Section 21E of the Securities Exchange Act of 1934, as amended, which were enacted as part of the Private Securities Litigation Reform Act of 1995.

The Company cautions readers that the following important factors, among others, in some cases have affected and, in the future, could materially adversely affect the Company's actual results or ability to achieve goals and cause the Company's actual results or ability to achieve goals to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the
Company:

General and specific economic conditions of the Company's customers, potential customers and the wireless communications industry; reversal of or slow-down in anticipated TELCO infrastructure spending, thereby decreasing overall product demand below present forecasts; implementation delay in the conversion from analog cellular technology to digital cellular technology, whether caused by continuing sufficiency of capacity, new methods for increasing analog capacity or customer funding, unwillingness of TELCOs to fund infrastructure replacement or for other reasons.

The effects of, and changes in, foreign trade, monetary and fiscal policies, laws and regulations, other activities of foreign governments, agencies and similar organizations, and foreign social and economic conditions, such as trade restrictions or prohibitions, inflation and monetary fluctuations, import and other charges or taxes, the ability or inability of the Company to obtain or hedge against foreign currency, foreign exchange rates and fluctuations in those rates, adverse foreign tax consequences, general delays in remittance and difficulties of collection of foreign payments, efforts to nationalize foreign owned operations, unstable governments and legal systems, and inter-governmental disputes, as well as foreign governmental actions affecting frequency, use and availability, type acceptance, spectrum authorizations and licensing.

Failure to enter additional sufficient strategic alliances or other business relationships necessary to achieve the Company's business objectives; failure to fully and successfully implement the alliance program; inadequacy or inability of alliance partners or other business partners to meet Company expectations; failure of alliance partners or other business partners to meet contractual obligations to the Company.

Lack of existing lines of credit to draw on to support technical and product development and to fund patent enforcement activities, requiring the possible sale of debt or equity securities.


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The growth in the amount of, and the rate of increase of, the Company's selling, general and administrative expenses.

Difficulties in the Company's business related to the market acceptance of its products and/or technologies and any difficulties experienced by current or future customers using the Company's products and/or technologies.

Inability to retain existing, and/or hire new, appropriately qualified administrative, sales and marketing personnel.

Increased and/or more aggressive marketing of competitive wireless communications systems, in many cases by much larger and better financed organizations.

Announcements of new products or technologies by the Company's competitors; the ability of competitive products to achieve a perceived, absolute or relative overall value advantage when compared to the Company's products or technologies on the basis of features, quality and pricing, the inability of the Company to keep pace with technological developments and/or respond in a timely manner to changes in customers' needs.

Increased pressure to engage in a vendor financing program.

Adverse trends in the equipment acquisition and replacement pattern of the Company's customers.

Loss of customers.

Fluctuating demand for the Company's products; additional sudden and significant increases in product orders requiring short term and intermediate term financing.

Inability of the Company or its customers to secure acceptable financing related to purchase and installation of the Company's products.

Lack of timely availability of the Company's products and the ability and willingness of purchasers, in such circumstances, to acquire alternative products.

Imposition of government or industry standards or competitive technological developments which render any of the Company's technologies and/or products obsolete or non-competitive.

Lack of frequency or bandwidth allocations within the technical specifications of the Company's products or technology; engineering problems in implementing new frequencies or operating with non-standard bandwidths.

Manufacturing-related problems, including quality, cost or delivery problems with vendors and component suppliers; unavailability of alternative sources for component parts of the Company's products or unavailability of component at competitive prices; longer than desirable development


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time arising from the necessity to use alternative sources.

Unanticipated cash flow restrictions, continued or increased pressure to lower the selling prices of the Company's products; failure to realize revenues from orders on backlog; failure to increase future orders for and revenue from UltraPhone products; failure to improve margins; failure to achieve or maintain technical compliance with terms of customer contracts.

Difficulties or delays in the design, development, production, testing and marketing of products or underlying communications technologies, including, but not limited to (i) the failure to commercialize new products when anticipated and the failure of manufacturing economies to develop when planned, (ii) loss of the Company's key personnel, or inability to hire sufficient number of qualified engineers to achieve technology development objectives, (iii) the lack of availability or insufficiency of operating, debt, equity or alliance related funds for research necessary to effectively and timely complete product and technology development, or lack of availability on terms acceptable to the Company, and (iv) increased project engineering costs for future and current projects.

Substantial increased or continuing burdensome impact of the costs and other effects of legal and administrative cases and proceedings (whether civil, such as intellectual property and product-related matters, or criminal), settlements and investigations, claims and changes in those items, developments or assertions by or against the Company relating to intellectual property rights and intellectual property licenses, including but not limited to assertions that others infringe the Company's or ITC's proprietary rights or that the Company's products infringe proprietary rights of others.

Failure of the Company to successfully negotiate licensing agreements for the Company's patents and other intellectual property; inability to enforce patents against third parties; inability to enforce, or inadequacy of, non-competition and non-disclosure agreements relating to Company's proprietary rights; adverse decision in the Company's outstanding or any future intellectual property rights litigation, including but not limited to declaration of invalidity of ITC patents.

Suspension of royalty revenues under existing or future license agreements, with or without the accrual of royalty obligations.

Adverse effects from the Motorola jury verdict, including but not limited to (i) adverse impacts on the level of revenue and potential cash flow from ITC's patent portfolio (ii) the impairment of the Company's ability to raise funds for general corporate purposes, and (iii) the temporary or permanent impairment of ITC's pending U.S. litigation against Ericsson.

The failure of the Motorola trial court or appeals courts to reverse, vacate and/or remand the Motorola jury determination, recognizing that, notwithstanding the Company's belief that substantial grounds exist for reversal, vacation and/or remand, the Company carries the burden on appeal and, more often than not, jury determinations are upheld.

An adverse decision in foreign patenting forums regarding the validity of ITC's patents, which could materially impact ITC patent licensing opportunities.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERDIGITAL COMMUNICATIONS CORPORATION


Date: January 22, 1997                  By: /s/ Gregory E. Webb
                                            -------------------
                                            Gregory E. Webb
                                            Chief Executive Officer


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